Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Kenwood Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Kenwood Funds for the year ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Kenwood Funds.


Date       7/9/03
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           /s/ Barbara L. Bowles
           ---------------------------------
           Barbara L. Bowles
           President and Chief Financial Officer
           The Kenwood Funds


A signed original of this written statement required by Section 906 has been provided to The Kenwood Funds and will be retained by The Kenwood Funds and furnished to the SEC or its staff upon request.